EXHIBIT 10.1

              AMENDMENT TO RESTATED AND AMENDED PURCHASE AGREEMENT

         This Amendment to Restated and Amended Purchase Agreement ("Amendment") is made by and between MICROAGE COMPUTER CENTERS, INC., MICROAGE SOLUTIONS, INC., MCSA, INC., MCSZ, INC., MCSJ, INC., MCSP, INC., MCSQ, INC., MCST, INC.,
MCSR, INC., MCSS, INC., MICROAGE LOGISTICS SERVICES, INC., COMPLETE DISTRIBUTION, INC., MICROAGE INFOSYSTEMS SERVICES, INC., ADVANCED SYSTEMS CONSULTANTS, INC., PCCLEARANCE, INC., IMAGE CHOICE, INC., AND MCSY, INC. (individually and collectively, "Seller"), and DEUTSCHE FINANCIAL SERVICES CORPORATION ("Purchaser") as of the 31st day of July, 1997.

         WHEREAS, Purchaser and Seller entered into that certain Restated and Amended Purchase Agreement dated as of August 3, 1995, as amended (the "Purchase Agreement"); and

         WHEREAS, Purchaser and Seller desire to amend the Purchase Agreement as provided herein.

         NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller agree as follows (except as otherwise defined herein, all capitalized terms will have the same meanings set forth in the Purchase Agreement):

         1. The first and second sentences of Section 11.1 of the Purchase Agreement are hereby amended and restated in their entirety to read as follows:

              "Absent termination of this Agreement pursuant to Article 12, this Agreement shall continue in full force and effect through August 2, 2000. Thereafter, this Agreement will remain in full force and effect until the date which is ninety (90) days after a Party gives written notice to the other that this Agreement is terminated upon the expiration of such ninety (90) days (the 'Termination Date' shall be the date of termination of this Agreement pursuant to this Article 11)."

        2. Notwithstanding anything to the contrary in the Purchase Agreement, Seller will provide written notice to DFS within two (2) Business Days following any acquisition by Seller of all or substantially all of the assets of, or any equity interest or stock in, another entity.

        3. Except as expressly modified or amended herein, all other terms and provisions of the Purchase Agreement, including without limitation all letter agreements regarding fees and other amounts payable to Purchaser in connection with the Purchase Agreement, to the extent consistent with the foregoing, will remain unmodified and in full force and effect and the Purchase Agreement, as hereby amended, is ratified and confirmed by Purchaser and Seller.

        IN WITNESS WHEREOF, Purchaser and Seller have executed this Amendment as of the date and year first above written.

SELLER                                 MICROAGE COMPUTER CENTERS, INC.

                                       By:__________________
                                       Title:_______________

                                       MICROAGE SOLUTIONS, INC.

                                       By:__________________
                                       Title:_______________
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                                       MCSA, INC.

                                       By:__________________
                                       Title:_______________

                                       MCSZ, INC.

                                       By:__________________
                                       Title:_______________

                                       MCSJ, INC.

                                       By:__________________
                                       Title:_______________

                                       MCSP, INC.

                                       By:__________________
                                       Title:_______________

                                       MCSQ, INC.

                                       By:__________________
                                       Title:_______________


                                       MCST, INC.

                                       By:__________________
                                       Title:_______________

                                       MCSR, INC.

                                       By:__________________
                                       Title:_______________

                                       MCSS, INC.

                                       By:__________________
                                       Title:_______________


                                       MICROAGE LOGISTICS SERVICES, INC.

                                       By:__________________
                                       Title:_______________


                                       COMPLETE DISTRIBUTION, INC.

                                       By:__________________
                                       Title:_______________
                                        2
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                                       MICROAGE INFOSYSTEMS SERVICES, INC.

                                       By:__________________
                                       Title:_______________


                                       ADVANCED SYSTEMS CONSULTANTS, INC.

                                       By:__________________
                                       Title:_______________


                                       PCCLEARANCE, INC.

                                       By:__________________
                                       Title:_______________


                                       IMAGE CHOICE, INC.

                                       By:__________________
                                       Title:_______________


                                       MCSY, INC.

                                       By:__________________
                                       Title:_______________


PURCHASER                              DEUTSCHE FINANCIAL SERVICES CORPORATION

                                       By:__________________
                                       Title:_______________
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